UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 28, 2010

ITEM 1.                                                   SCHEDULE OF INVESTMENTS

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

MAY 28, 2010

Schedule of investments (unaudited)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 71.2%
CONSUMER DISCRETIONARY — 11.4%
Auto Components — 0.1%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	$260,000	$257,400	(a)
Automobiles — 0.4%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	1,505,000	496,650	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	930,000	292,950	(b)
Total Automobiles				789,600
Diversified Consumer Services — 0.6%
Service Corp. International, Senior Notes	7.500%	4/1/27	130,000	119,925
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000	526,500
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	705,000	722,625	(a)
Total Diversified Consumer Services				1,369,050
Hotels, Restaurants & Leisure — 3.9%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	355,000	365,650
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000	86,000
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	480,000	429,600	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	850,000	658,750
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	205,000	208,075
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	321,000	200,625
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,114,000	888,415
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	461,000	407,985
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	340,000	244,800	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,110,000	538,350	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	270,000	282,825	(a)
MGM MIRAGE Inc., Notes	6.750%	9/1/12	575,000	533,312
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	20,000	19,925
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	490,000	431,200
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	40,000	42,700	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	95,000	103,312	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	340,000	340,000
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	150,000	127,500
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	590,000	609,175	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	80,000	70,400
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000	40,288
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	500,000	537,500	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	120,000	122,400	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	440,000	446,600	(a)
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	60,000	55,800	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	695,000	538,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	290,000	233,450	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000	8,450	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	735,000	49,613	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	185,000	12,950	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000	6,531	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000	625	(b)(c)
Total Hotels, Restaurants & Leisure				8,641,431
Household Durables — 0.3%
American Greetings Corp., Senior Notes	7.375%	6/1/16	155,000	157,325
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	300,000	312,750	(a)
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	316,000	289,535
Total Household Durables				759,610

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	$360,000		$373,500
QVC Inc., Senior Secured Notes	7.375%	10/15/20	435,000		424,125	(a)
Total Internet & Catalog Retail					797,625
Leisure Equipment & Products — 0.2%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	470,000	EUR	542,155	(a)
Media — 4.1%
Allbritton Communications Co., Senior Notes	8.000%	5/15/18	190,000		180,500	(a)
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	90,000		88,425	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		31,249	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	70,000		63,875	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	490,000		467,950	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	1,010,000		1,108,475	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	280,000		270,900
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	345,000		358,800
CSC Holdings Inc., Senior Notes	8.500%	6/15/15	210,000		218,400	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		29,625
DISH DBS Corp., Senior Notes	7.750%	5/31/15	100,000		101,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	745,000		756,175
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000		103,000	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	950,000		955,763
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,150,000		1,188,772
Live Nation Entertainment Inc., Senior Notes	8.125%	5/15/18	110,000		109,450	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	830,000		838,300	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	500,000		465,000
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	400,000		396,000
Sun Media Corp., Senior Notes	7.625%	2/15/13	320,000		318,800
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	540,000		583,200	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		182,700	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	140,000		144,200
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	150,000		152,437
Total Media					9,112,996
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Senior Notes	9.750%	10/15/15	338,307		331,964	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	290,000		258,100
Total Multiline Retail					590,064
Specialty Retail — 0.6%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	127,000		75,565	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		361,813
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,000,000		890,000
Total Specialty Retail					1,327,378
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000		793,875
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	300,000		303,000
Total Textiles, Apparel & Luxury Goods					1,096,875
TOTAL CONSUMER DISCRETIONARY					25,284,184
CONSUMER STAPLES — 0.8%
Food Products — 0.3%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	200,000		199,500	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	200,000		204,500	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	170,000		182,856	(a)
Total Food Products					586,856

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Household Products — 0.2%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	$160,000	$158,800	(a)
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	345,000	343,275	(a)
Total Household Products				502,075
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	750,000	768,750	(a)
TOTAL CONSUMER STAPLES				1,857,681
ENERGY — 14.8%
Energy Equipment & Services — 0.9%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	450,000	490,500
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	355,000	351,450
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	260,000	243,100	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	565,000	565,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000	382,000	(a)
Total Energy Equipment & Services				2,032,050
Oil, Gas & Consumable Fuels — 13.9%
Adaro Indonesia PT, Notes	7.625%	10/22/19	110,000	112,200	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	270,000	276,750	(a)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	70,000	66,500
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,675,000	1,566,125
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000	342,400
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	990,000	997,425
Chesapeake Energy Corp., Senior Notes	6.875%	1/15/16	250,000	255,625
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	45,000	45,675
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	420,000	401,100
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	490,000	502,862	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	708,593	637,734	(a)(d)
Crosstex EnergyLP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	247,500	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	356,000	369,350
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	445,500	455,202	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,117,500
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	860,000	812,841
El Paso Corp., Notes	7.875%	6/15/12	635,000	668,661
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	350,000	345,157	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	238,890	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	20,000	11,700	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	570,000	572,850
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	1,530,000	1,629,450	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	370,000	368,150	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	330,000	334,950
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	560,000	560,000	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	280,000	282,800	(a)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	355,000	305,300
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	395,000	392,037
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000	462,950	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	220,000	229,350
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	344,850
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	250,000	246,250
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	877,437
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	280,000	288,400
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	1,200,000	663,000
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	4,954,100

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	$390,000		$429,000	(a)
Petronas Capital Ltd.	5.250%	8/12/19	2,470,000		2,523,456	(a)(f)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	879,000		899,211	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000		425,350	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000		338,813
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		325,050
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	140,000		137,200
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	240,000		262,800
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	60,000		60,450
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		620,641	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	600,000		644,133	(a)
SandRidge Energy Inc., Senior Notes	8.000%	6/1/18	215,000		193,500	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	415,000		377,650	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	550,000		514,250	(e)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	270,000		252,450
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000		624,225
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	90,000		91,013
Total Oil, Gas & Consumable Fuels					30,702,263
TOTAL ENERGY					32,734,313
FINANCIALS — 11.9%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		281,718
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	385,000		81,812	(b)
SSI Investments II/SSI Co-Issuer LLC, Senior Notes	11.125%	6/1/18	560,000		554,400	(a)
Total Capital Markets					917,930
Commercial Banks — 2.9%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	300,000		242,664
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		606,050	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	550,000		522,500	(a)(d)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	316,000		288,178	(a)(d)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	76,000	GBP	111,831	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	80,000		77,000
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	270,000		263,925
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	530,000		555,838	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	100,000		97,625	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,686,000		1,652,280	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,920,000		2,131,200	(a)
Total Commercial Banks					6,549,091
Consumer Finance — 2.8%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	400,000		442,000	(a)
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	295,000		297,772
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	240,000		250,347
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,920,000		2,238,895
GMAC Inc., Senior Notes	8.300%	2/12/15	130,000		130,812	(a)
GMAC Inc., Senior Notes	8.000%	3/15/20	370,000		359,825	(a)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	43,000		40,850
GMAC LLC, Debentures	0.000%	6/15/15	1,150,000		736,000
GMAC LLC, Senior Bonds	0.000%	12/1/12	400,000		329,973
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	415,000		377,940

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — continued
SLM Corp., Senior Notes	8.000%	3/25/20	$1,020,000		$908,759
Total Consumer Finance					6,113,173
Diversified Financial Services — 4.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		646,800
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	420,000		411,600	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		335,187
CCM Merger Inc., Notes	8.000%	8/1/13	630,000		585,900	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	715,427		676,079
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	65,427		60,684
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	229,046		209,004
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,122,664		1,018,818
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		126,386
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	380,000		384,750	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	690,000		631,350
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		405,950
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	360,000		330,300	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	448,000	EUR	548,389	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	460,000		469,200	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	380,000		390,450
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000		135,450
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		245,625
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	190,000		186,200	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	660,000		679,050	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000		1,177,400	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000		353,350
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	775,712	(a)
Total Diversified Financial Services					10,783,634
Insurance — 0.3%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		441,000
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		246,250	(a)
Total Insurance					687,250
Real Estate Investment Trusts (REITs) — 0.1%
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	120,000		117,900
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	120,000		120,147
Total Real Estate Investment Trusts (REITs)					238,047
Real Estate Management & Development — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	174,200		94,939	(a)(c)
Kaisa Group Holdings Ltd., Senior Notes	13.500%	4/28/15	360,000		316,350	(a)
Realogy Corp., Senior Notes	10.500%	4/15/14	730,000		624,150
Total Real Estate Management & Development					1,035,439
TOTAL FINANCIALS					26,324,564
HEALTH CARE — 3.0%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	310,000		329,375
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	290,000		309,938	(e)
Total Health Care Equipment & Supplies					639,313
Health Care Providers & Services — 2.6%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		293,250	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	980,000		896,700
HCA Inc., Senior Notes	6.300%	10/1/12	590,000		582,625
HCA Inc., Senior Notes	6.250%	2/15/13	4,000		3,870
HCA Inc., Senior Secured Notes	9.625%	11/15/16	675,000		712,125	(e)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	220,000		221,650
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	981,000		1,080,326	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	$11,000	$11,591	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	130,000	108,550	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000	612,775	(e)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	1,030,000	950,175	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	445,000	451,119
Total Health Care Providers & Services				5,924,756
Pharmaceuticals — 0.1%
Pharmanet Development Group Inc., Senior Secured Notes	10.875%	4/15/17	140,000	137,900	(a)
TOTAL HEALTH CARE				6,701,969
INDUSTRIALS — 5.9%
Aerospace & Defense — 0.6%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	530,000	548,550	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	270,000	268,650	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000	551,600	(a)
Total Aerospace & Defense				1,368,800
Airlines — 1.5%
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	141,297	141,297
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	646,103	594,415
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	56,932	55,082
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	5,000	5,100
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,440,000	1,450,800	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	3/18/13	500,000	495,000
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Notes	9.750%	12/17/16	180,000	194,850
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	84,640	79,985
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	185,000	190,550	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	140,000	143,850	(a)
Total Airlines				3,350,929
Building Products — 0.4%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	428,000	444,050	(a)
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	221,111	231,061
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000	196,000	(a)
Total Building Products				871,111
Commercial Services & Supplies — 1.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	470,000	511,125
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	57,300	(a)(c)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	750,000	701,250	(a)(c)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	190,000	196,175	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	455,569	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	240,000	259,500	(a)
Total Commercial Services & Supplies				2,180,919
Construction & Engineering — 0.3%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	140,000	143,850	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000	544,500	(a)
Total Construction & Engineering				688,350
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	370,000	356,588	(a)
Marine — 0.3%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	700,000	656,250	(a)
Road & Rail — 1.1%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	160,000	159,200
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	25,000	24,875
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,200,000	1,392,000
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	30,000	30,112	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	75,000	87,000

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	$745,000		$778,525
Total Road & Rail					2,471,712
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	175,000		175,000	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	175,000		174,125	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	345,000		335,081
Total Trading Companies & Distributors					684,206
Transportation — 0.2%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	440,000		424,600	(a)
TOTAL INDUSTRIALS					13,053,465
INFORMATION TECHNOLOGY — 2.0%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000		602,800
Electronic Equipment, Instruments & Components — 0.5%
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	30,000		31,425
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	450,000		426,937	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	780,000		723,450
Total Electronic Equipment, Instruments & Components					1,181,812
IT Services — 0.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	473,925		454,968	(e)
First Data Corp., Senior Notes	5.625%	11/1/11	1,500,000		1,284,375
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	210,000		197,925	(a)
Total IT Services					1,937,268
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	140,000		127,050
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000		139,650	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	200,000		162,000
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	88,095		76,643	(e)
Total Semiconductors & Semiconductor Equipment					505,343
Software — 0.1%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	275,000		273,969	(a)
TOTAL INFORMATION TECHNOLOGY					4,501,192
MATERIALS — 9.5%
Chemicals — 1.7%
Ashland Inc., Senior Notes	9.125%	6/1/17	855,000		940,500	(a)
CF Industries Inc., Senior Notes	6.875%	5/1/18	50,000		50,188
CF Industries Inc., Senior Notes	7.125%	5/1/20	230,000		232,587
FMC Finance III SA, Senior Notes	6.875%	7/15/17	750,000		772,500
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		346,800	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	170,000		158,100	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		310,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	327,643	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	275,000		283,250
Solutia Inc., Senior Notes	7.875%	3/15/20	310,000		310,000
Total Chemicals					3,731,568
Containers & Packaging — 0.8%
Ball Corp., Senior Notes	6.625%	3/15/18	80,000		78,400
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	650,000		585,000	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	325,000		0	(b)(c)(h)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000		212,500
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	440,000		449,900
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	470,000		477,050	(a)
Total Containers & Packaging					1,802,850
Metals & Mining — 4.5%
Evraz Group SA, Notes	8.875%	4/24/13	870,000		871,900	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	270,000		274,725	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	$1,090,000		$1,114,525
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	210,000	EUR	243,528	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		329,132
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	810,000		396,900	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		199,507
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	180,000		211,769
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	150,000		176,451
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	120,000		144,818
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,410,000		1,592,168
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,752,000		2,749,801	(f)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,430,000		1,451,450	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		100,500	(a)
Total Metals & Mining					9,857,174
Paper & Forest Products — 2.5%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	341,938		352,914	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,042,000		851,835	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	532,000		588,014
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	490,000		512,050	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	660,000		620,400
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000		164,520	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	630,000		670,950	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	600,000		546,000
Verso Paper Holdings LLC	11.375%	8/1/16	150,000		130,875
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	625,000		670,313	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	425,000		403,750
Total Paper & Forest Products					5,511,621
TOTAL MATERIALS					20,903,213
TELECOMMUNICATION SERVICES — 7.7%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,463,000		2,076,902	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	51,000		43,605	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	250,000		266,250	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	110,000		78,650
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	405,000		40	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	480,000		481,200	(a)
Intelsat Corp., Senior Notes	9.250%	8/15/14	570,000		582,825
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	685,000		698,700
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	1,090,000		1,147,225
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	255,000		233,325
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	280,000		247,800	(a)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	165,000		169,950	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		382,850	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		493,200	(a)
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	130,000		130,729
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		544,700	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		260,517	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	455,000		470,925	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	510,000		481,950	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	580,000		577,100
Total Diversified Telecommunication Services					9,368,443
Wireless Telecommunication Services — 3.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	460,000		491,654
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	1,000,000		1,020,000

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Sprint Capital Corp., Global Notes	6.900%	5/1/19	$20,000	$18,175
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	720,000	745,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,025,000	1,938,938
True Move Co., Ltd.	10.375%	8/1/14	950,000	931,000	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	2,430,000	2,393,550	(a)
Total Wireless Telecommunication Services				7,538,517
TOTAL TELECOMMUNICATION SERVICES				16,906,960
UTILITIES — 4.2%
Electric Utilities — 1.8%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	850,000	905,250	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	560,000	595,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	700,000	732,375
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	2,775,000	1,873,125
Total Electric Utilities				4,105,750
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	79,736
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	330,000
Total Gas Utilities				409,736
Independent Power Producers & Energy Traders — 2.1%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	533,750	(a)
AES Corp., Senior Notes	8.000%	6/1/20	225,000	219,375
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	388,755	(a)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	480,000	314,400
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	249,200
Edison Mission Energy, Senior Notes	7.750%	6/15/16	610,000	445,300
Edison Mission Energy, Senior Notes	7.200%	5/15/19	160,000	104,800
Edison Mission Energy, Senior Notes	7.625%	5/15/27	290,000	184,150
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	310,000	229,400
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	308,897	200,011	(e)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,120,000	1,019,200
NRG Energy Inc., Senior Notes	7.250%	2/1/14	535,000	529,650
NRG Energy Inc., Senior Notes	7.375%	1/15/17	165,000	157,162
Total Independent Power Producers & Energy Traders				4,575,153
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	221,000	(a)
TOTAL UTILITIES				9,311,639
TOTAL CORPORATE BONDS & NOTES (Cost — $156,156,447)				157,579,180
COLLATERALIZED SENIOR LOANS — 1.4%
CONSUMER DISCRETIONARY — 0.3%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan B	3.010 - 3.100%	7/12/10	640,236	584,615	(i)(j)
ENERGY — 0.3%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	8/13/10	821,920	723,290	(c)(i)(j)
FINANCIALS — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/10	1,000,000	1,058,333	(i)(j)
INDUSTRIALS — 0.2%
Airlines — 0.2%
United Airlines Inc., Term Loan B	2.313 - 2.375%	7/28/10	492,880	438,047	(i)(j)
UTILITIES — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings, Term Loan B3	3.790 - 3.797%	6/30/10	339,130	260,797	(i)(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $3,008,185)				3,065,082

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONVERTIBLE BOND & NOTE — 0.4%
INDUSTRIALS — 0.4%
Marine — 0.4%
Horizon Lines Inc., Senior Notes (Cost - $846,221)	4.250%	8/15/12	$970,000		$805,100
SOVEREIGN BONDS — 23.8%
Argentina — 2.1%
Republic of Argentina, Bonds	7.000%	9/12/13	4,199,000		3,475,722
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,332,347		871,022	(f)
Republic of Argentina, GDP Linked Securities	1.330%	12/15/35	5,670,000		391,230	(d)
Total Argentina					4,737,974
Brazil — 6.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	7,527,000	BRL	4,020,623
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	786,000	BRL	386,014
Federative Republic of Brazil	7.125%	1/20/37	1,007,550		1,163,720
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		916,188
Federative Republic of Brazil, Collective Action Securities, Notes	8.000%	1/15/18	6,487,111		7,434,229	(f)
Total Brazil					13,920,774
Colombia — 1.2%
Republic of Colombia	7.375%	9/18/37	2,190,000		2,430,900	(f)
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		295,163
Total Colombia					2,726,063
Hungary — 0.5%
Republic of Hungary, Senior Notes	6.250%	1/29/20	1,050,000		1,048,161
Indonesia — 1.5%
Republic of Indonesia	10.250%	7/15/22	7,931,000,000	IDR	921,380
Republic of Indonesia	11.000%	9/15/25	4,954,000,000	IDR	596,181
Republic of Indonesia	10.250%	7/15/27	5,058,000,000	IDR	567,405
Republic of Indonesia, Bonds	9.750%	5/15/37	5,998,000,000	IDR	611,954
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	520,000		583,700	(a)
Total Indonesia					3,280,620
Mexico — 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		172,400
Panama — 0.9%
Republic of Panama	7.250%	3/15/15	1,807,000		2,096,120
Peru — 0.9%
Republic of Peru	8.750%	11/21/33	310,890		412,706
Republic of Peru, Bonds	6.550%	3/14/37	151,000		163,533
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,410,000	(f)
Total Peru					1,986,239
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	250,000		257,500	(a)
Russia — 1.9%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000		70,354	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	3,714,500		4,160,240	(a)(f)
Total Russia					4,230,594
Turkey — 4.6%
Republic of Turkey	11.875%	1/15/30	575,000		930,063	(f)
Republic of Turkey, Notes	6.750%	5/30/40	2,095,000		2,089,762
Republic of Turkey, Senior Notes	6.875%	3/17/36	7,026,000		7,184,085	(f)
Total Turkey					10,203,910
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	320,000		341,498	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — 3.5%
Bolivarian Republic of Venezuela	8.500%	10/8/14	$3,733,000	$2,818,415
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,267,000	2,624,205	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	128,733
Bolivarian Republic of Venezuela, Collective Action Securities	1.307%	4/20/11	709,000	631,010	(a)(d)
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	1,982,000	1,209,020
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	339,192
Total Venezuela				7,750,575
TOTAL SOVEREIGN BONDS (Cost — $54,838,162)				52,752,428

			SHARES
COMMON STOCKS — 1.2%
CONSUMER DISCRETIONARY — 1.0%
Media — 1.0%
Charter Communications Inc.			50,352	1,812,672	(h)
Charter Communications Inc., Class A Shares			11,940	429,840	*
Dex One Corp.			481	9,851	*
SuperMedia Inc.			903	27,222	*
TOTAL CONSUMER DISCRETIONARY				2,279,585
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			2,820	79,253	*(h)
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
CIT Group Inc.			1,332	49,004	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Nortek Inc.			697	32,128	*
Machinery — 0.0%
Glasstech Inc.			5	0	(c)(h)
TOTAL INDUSTRIALS				32,128
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			16,066	279,548	*
TOTAL COMMON STOCKS (Cost — $3,216,443)				2,719,518
CONVERTIBLE PREFERRED STOCKS — 0.7%
FINANCIALS — 0.7%
Diversified Financial Services — 0.7%
Bank of America Corp.	7.250%		940	869,510
Citigroup Inc.	7.500%	12/15/12	5,200	622,128
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,453,882)				1,491,638
PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		16,250	418,438
Diversified Financial Services — 0.1%
Preferred Plus, Trust, Series FRD-1	7.400%		6,800	140,556
Saturns, Series F 2003-5	8.125%		300	6,960
Total Diversified Financial Services				147,516
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		11,600	11,484	*(d)
TOTAL FINANCIALS				577,438

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 28, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE		SHARES	VALUE
INDUSTRIALS — 0.0%
Machinery — 0.0%
Glasstech Inc.	0.000%		5	$0	*(c)(h)
TOTAL PREFERRED STOCKS (Cost — $861,141)				577,438

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	244,094	*(d)
Buffets Restaurant Holdings		4/28/14	498	5	*(c)(h)
Charter Communications Inc.		11/30/14	641	3,205	*
Nortek Inc.		12/7/14	1,175	2,938	*(h)
SemGroup Corp.		11/30/14	2,969	20,039	*(h)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(h)
TOTAL WARRANTS (Cost — $16,264)				270,281
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $220,396,745)				219,260,665

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.9%
U.S. Government Agency — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $99,958)	0.190%	8/19/10	100,000	99,969	(k)(l)
Repurchase Agreement — 0.8%
Morgan Stanley tri-party repurchase agreement dated 5/28/10; Proceeds at maturity - $1,838,037; (Fully collateralized by U.S. government agency obligations, 2.950% due 2/2/15; Market value - $1,896,395) (Cost - $1,838,000)	0.180%	6/1/10	1,838,000	1,838,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $1,937,958)				1,937,969
TOTAL INVESTMENTS — 100.0% (Cost — $222,334,703#)				$221,198,634

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of May 28, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at May 28, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(i)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	The date shown represents the last in a range of interest reset dates.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	-	Brazilian Real
	EUR	-	Euro
	GBP	-	British Pound
	GDP	-	Gross Domestic Product
	IDR	-	Indonesian Rupiah
	OJSC	-	Open Joint Stock Company

See Notes to Schedule of Investments.

––

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$157,579,180	$0	$157,579,180
Collateralized senior loans	—	3,065,082	—	3,065,082
Convertible bond & note	—	805,100	—	805,100
Sovereign bonds	—	52,752,428	—	52,752,428
Common stocks:
Consumer discretionary	$466,913	1,812,672	—	2,279,585
Energy	—	—	79,253	79,253
Industrials	32,128	—	0	32,128
Other common stocks	328,552	—	—	328,552
Convertible preferred stocks	1,491,638	—	—	1,491,638
Preferred stocks
Financials	577,438	—	—	577,438
Industrials	—	—	0	0
Warrants	—	247,299	22,982	270,281
Total long-term investments	$2,896,669	$216,261,761	$102,235	$219,260,665
Short-term investments†	—	1,937,969	—	1,937,969
Total investments	$2,896,669	$218,199,730	$102,235	$221,198,634
Other financial instruments:
Futures contracts	$(43,116)	—	—	$(43,116)
Forward foreign currency contracts	—	$109,722	—	109,722
Interest rate swaps‡	—	(3,758)	—	(3,758)
Total other financial instruments	$(43,116)	$105,964	—	$62,848
Total	$2,853,553	$218,305,694	$102,235	$221,261,482

† See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

						PREFERRED
	CORPORATE	ASSET-	COMMON STOCKS			STOCKS
	BONDS &	BACKED	CONSUMER			CONSUMER
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	DISCRETIONARY	ENERGY	INDUSTRIALS	DISCRETIONARY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2009	$65,325	—	—	—	$0		$0	—	$65,325
Accrued premiums/discounts	13,067	—	—	—	—		—	—	13,067
Realized gain/(loss)(1)	—	$(987,700)	$(54)	—	—	$(11,500)	—	—	(999,254)
Change in unrealized appreciation (depreciation)(2)	16,547	987,700	54	$(7,964)	—	11,500	—	$8,000	1,015,837
Net purchases (sales)	—	—	—	87,217	—		—	14,982	102,199
Net transfers in and/or out of Level 3	(94,939)	—	—	—	—	—	—	—	(94,939)
Balance as of May 28, 2010	$0	—	—	$79,253	$0	—	$0	$22,982	$102,235
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 28, 2010(2)	$0	—	—	$(7,964)	$0	—	$0	$8,000	$36

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

Notes to Schedule of Investments (unaudited) (continued)

portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,176,063
Gross unrealized depreciation	(14,312,132)
Net unrealized depreciation	$(1,136,069)

Transactions in reverse repurchase agreements for the Fund during the period ended May 28, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance *	Interest Rate *	Outstanding
$23,652,515	0.86%	$26,326,407

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.00% to 1.50% during the period ended May 28, 2010. Interest expense incurred on reverse repurchase agreements totaled $153,620.

Notes to Schedule of Investments (unaudited) (continued)

At May 28, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse Repurchase Agreement with Credit Suisse, dated 10/19/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,714,500 Russian Foreign Bond-Eurobond, 7.500% due 3/31/30; Market value (including accrued interest) $4,207,933	$3,550,500
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $6,487,111 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $7,630,634	5,944,951
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,463,817	1,859,967
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,441,918	1,050,120
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $955,904	726,570
Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $7,283,843	5,647,499
Reverse Repurchase Agreement with Credit Suisse, dated 2/24/10 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $1,000,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,037,450	818,600
Reverse Repurchase Agreement with Credit Suisse, dated 3/2/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $789,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $909,143	632,699
Reverse Repurchase Agreement with Credit Suisse, dated 4/9/10 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $1,000,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,037,450	838,400
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $722,981	989,625
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/9/10 bearing 0.100% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $2,002,512	1,905,000

Total Reverse Repurchase Agreements (Proceeds — $23,963,931)	$23,963,931

Notes to Schedule of Investments (unaudited) (continued)

At May 28, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	16	9/10	$2,116,419	$2,061,000	$(55,419)
Contracts to Sell:
U.S. Treasury 5-Year Notes	63	9/10	$7,362,631	$7,350,328	$12,303
Net Unrealized Loss on Open Futures Contracts					$(43,116)

At May 28, 2010, the Fund had the following open swap contracts:

UPFRONT
				PAYMENTS	PREMIUMS
	NOTIONAL	TERMINATION	PAYMENTS MADE	RECEIVED BY	PAID/	UNREALIZED
SWAP COUNTERPARTY	AMOUNT	DATE	BY THE FUND ‡	THE FUND ‡	(RECEIVED)	DEPRECIATION
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI	10.510%	—	$(3,758	)*

‡ Percentage shown is an annual percentage rate.

* Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

As of May 28, 2010, the Brazil CETIP Interbank Deposit (CDI) rate was 9.38%.

At May 28, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	446,720	$548,655	8/17/10	$31,405
Euro	902,963	1,109,008	8/17/10	63,160
Euro	266,373	327,156	8/17/10	7,955
Euro	215,165	264,263	8/17/10	5,337
Euro	189,344	232,551	8/17/10	1,865
Net unrealized gain on open forward foreign currency contracts				$109,722

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 28, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$12,303	$(55,419)	—	—	$(3,758)	$(46,874)
Foreign Exchange Contracts	—	—	$109,722	—	—	109,722
Other Contracts	—	—	—	—	—	—
Total	$12,303	$(55,419)	$109,722	—	$(3,758)	$62,848

During the period ended May 28, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$793,400
Futures contracts (to sell)	2,918,869
Forward foreign currency contracts (to buy)	226,071
Forward foreign currency contracts (to sell)	570,241

Notes to Schedule of Investments (unaudited) (continued)

Average notional balance
Interest rate swap contracts	$912,398

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties.  These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

4. Loan

At May 28, 2010, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the period ended May 28, 2010, the Fund incurred a commitment fee in the amount of $417,951. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the period ended May 28, 2010, the Fund incurred interest expense on this loan in the amount of $303,427. At May 28, 2010, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	July 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	July 27, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	July 27, 2010